POWER OF ATTORNEY

The undersigned hereby constitutes and appoints each
of Douglas Bryant, Robert J. Bujarski, and Michael
Beck, signing singly and not jointly, the undersigned's
true and lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned, any
and all Forms 3, 4, and 5 (including any amendments
thereto) required to be filed under Section 16(a) of
the Securities Exchange Act of 1934, as amended, and
the rules thereunder with respect to equity securities
of Quidel Corporation (the "Company");

(2)  do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable
to complete and execute any and all such Forms 3, 4,
and/or 5 and timely file such form with the United
States Securities and Exchange Commission and any stock
exchange or similar authority; and

(3)  take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the
best interest of, or legally required by, the undersigned,
it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant
to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact
may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact
full power and authority to do and perform any and every
act and thing whatsoever requisite, necessary, or proper
to be done in the exercise of any of the rights and powers
herein granted, as fully to all intents and purposes as
the undersigned might or could do if personally present,
with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-fact,
or such attorney-in-fact's substitute or substitutes,
shall lawfully do or cause to be done by virtue of this
Power of Attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the
request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities
to comply with Section 16 of the Securities Act of 1934,
as amended.

This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's
holdings of and transactions in securities issued by
the Company, unless earlier revoked by the undersigned
in a signed writing delivered to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 18th
day of October, 2011.

Signature:  /s/ Randall J. Steward

Printed name:  Randall J. Steward